Your Fund's Objective:

The Franklin Gold Fund seeks capital appreciation with current income by investing primarily in securities of companies engaged in mining, processing or dealing in gold or other precious metals.

To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as the fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Franklin Templeton Fund Information at 1-800/DIAL BEN (1-800/342-5236).

                                                              March 15, 1996

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Franklin Gold Fund for the period ended January 31, 1996.

During the last five months of 1995, factors that normally influence the price of gold offset one another, and gold bullion experienced its lowest volatility since 1968 when the U.S. central banks relinquished control of gold prices. Inflationary fears and political instability were relatively low, which exerted downward pressure on gold prices, while the weak U.S. dollar and strong demand for gold helped buoy prices. As a result, gold traded within a narrow band of $370 to $400 per ounce, with volatility averaging only 7%. Since 1968, annual volatility has averaged about 32%, and has fallen below 10% only one other time.*

*Source: Gold Fields Mineral Services, Ltd., 1995.

In January, however, gold prices surged to their highest levels in more than five years due largely to strong supply and demand fundamentals and a shift in investor psychology. Demand for gold remained high in Asian countries, while production continued to decline in countries such as Canada, Russia, and South Africa. South African mines experienced the world's most significant production declines due to lower grades of mined ore, labor disruptions and an increased number of national holidays. By the end of the reporting period, gold was trading at $405.55 per ounce. The value of the fund's shares increased greatly due to this rebound, and its Class I shares provided a six-month total return of +12.53%, as discussed in the Performance Summary on page 5.

Because of our favorable outlook for gold relative to other precious metals, we increased our holdings of gold-producing companies, while decreasing our exposure to platinum and diversified metals. We focused on companies with production growth and ample reserves, and trimmed positions of those with limited upside potential. Specifically, we initiated positions in Compania de Minas Buenaventura, Peru's leading gold producer; Dayton Mining, Bema Gold, and Greenstone Resources, three Canadian companies with growing Latin American mining interests; and Goldfields Ltd., and Sons of Gwalia, two Australian producers that have low-cost reserves and dynamic management teams. We also added to existing holdings, such as Acacia Resources, Ashanti Goldfields, Freeport McMoran Copper & Gold, TVX Gold, and Santa Fe Pacific Gold, due to their prospects for future growth.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we remain optimistic about the long-term prospects for gold and the Franklin Gold Fund. We believe that strong gold prices may be sustained if:
(1) physical demand from Asia continues, and the price of gold in Japanese-yen terms remains low; (2) central banks around the world continue their careful gold-lending practices; and (3) gold producers do not hedge aggressively by borrowing gold from central banks and "selling forward" (a process that depresses the price of gold by adding to the supply available on the market). These factors would help ensure that demand continues to outpace supply, which would be beneficial to gold prices.

   Franklin Gold Fund
   Top 10 Holdings on 1/31/96

   Based on Total Net Assets

   Company                                           % of Total

   Country                                           Net Assets

   Barrick Gold Corp.,                               9.0%
   Canada

   Newmont Mining Corp.,                             7.9%
   United States

   Placer Dome, Inc.,                                6.3%
   Canada

   Santa Fe Pacific Gold Corp.,                      5.7%
   United States

   DeBeers Consolidated Mines, Ltd., ADR,            4.4%
   South Africa

   Impala Platinum Holdings, Ltd., ADR,              4.1%
   South Africa

   Rustenburg Platinum Holdings, Ltd., ADR, 4.1%
   South Africa

   Ashanti Goldfields, ADS,                          3.5%
   Ghana

   RTZ Corp.,                                        3.1%
   United Kingdom

   Vaal Reefs Exploration &
   Mining Co., Ltd., ADR,                            2.9%
   South Africa


For a complete list of portfolio holdings, please see page 7 of this report.

Given this outlook, we intend to maintain our emphasis on those investments we feel are capable of performing well over the long term -- companies with top-quality management teams, low operating costs, and long-life reserve bases. Within our conservative investment strategy, we also expect to continue to invest in companies with international exploration and mining potential, especially in Latin America, Southeast Asia, and West Africa.

This discussion reflects the strategies we employed for the fund during the six-month period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Please be aware that the fund is subject to special risks, including those related to fluctuations in the price of gold and other precious metals, and the currency fluctuation and political uncertainty associated with foreign investing. These, as well as the heightened risks involved with investing in developing markets, are described in the prospectus.

We appreciate your participation in the Franklin Gold Fund and welcome any comments or suggestions you may have.

Sincerely,

Charles B. Johnson
Chairman



Performance Summary - Class I Shares

The Franklin Gold Fund's Class I shares provided a total return of +12.53% for the six-month period ended January 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart below, the fund's Class I shares provided a cumulative total return of more than 165% for the 10-year period ended January 31, 1996.

As measured by net asset value, the price of the fund's Class I shares increased from $15.07 on July 31, 1995 to $16.29 on January 31, 1996. During the reporting period, shareholders received distributions of 5.09 cents ($0.0509) per share in dividend income and 51.46 cents ($0.5146) per share in long-term capital gains. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.



Franklin Gold Fund - Class I Shares

   Periods ended January 31, 1996

                                                                           Since
                                                                         Inception
                                   One-Year    Five-Year   Ten-Year      (5/19/69)
Cumulative Total Return1.........   34.53%      75.77%      165.07%      347.03%
Average Annual Total Return2.....   28.50%      10.91%        9.73%        5.58%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.5% initial sales charge. See note below.

2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and reflect the current, maximum 4.5% initial sales charge. See note below.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return figures assume reinvestment of dividends and capital gains at net asset value, and take into account the effect of the 12b-1 plan from the date of its implementation. Past expense limitations increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not indicative of future results.

Performance Summary - Class II Shares

The Franklin Gold Fund's Class II shares provided a total return of +12.03% for the six-month period ended January 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains and does not include the initial sales charge.

As measured by net asset value, the price of the fund's Class II shares increased from $15.05 on July 31, 1995 to $16.25 on January 31, 1996. During the reporting period, shareholders received distributions of 0.29 cents ($0.0029) per share in income dividends and 51.46 cents ($0.5146) per share in long-term capital gains. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio.

   Franklin Gold Fund - Class II Shares
   Periods ended January 31, 1996

                                                                   Since
                                                                 Inception
                                                     Six-Month   (5/1/95)
Cumulative Total Return1..........................    12.03%     13.65%
Aggregate Total Return2...........................     9.93%     11.54%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the 1.0% initial sales charge and 1.0% Contingent Deferred Sales Charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See note below.

2. Aggregate total returns measure the change in value of an investment over the periods indicated and include the deduction of the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

Note: All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not indicative of future results.


FRANKLIN GOLD FUND

Statement of Investments in Securities and Net Assets, January 31, 1996 (unaudited)


                                                                                                        Value
   Shares                                                                                             (Note 1)
                     Common Stocks 89.0%


                  Gold & Diversified Resources 11.7%
     308,011      Freeport-McMoRan Copper & Gold, Inc., Class A.................................     $ 8,932,319
     131,000      Freeport-McMoRan Copper & Gold, Inc., Class B.................................       3,880,875
     935,401      eRTZ Corp. Plc. ..............................................................      12,950,880
     575,100      Teck Corp., Class B...........................................................      11,248,363
   1,273,047      Western Mining Holdings Corp., Ltd. ..........................................       7,831,335
     156,225      Western Mining Holdings Corp., Ltd., ADR......................................       3,983,738
                                                                                                   -------------
                                                                                                      48,827,510
                                                                                                   -------------
                  Long Life Gold Mines 45.9%
     457,000      bAshanti Goldfields Co., ADS..................................................      11,425,000
     130,000      bAshanti Goldfields Co., GDR..................................................       3,250,000
   1,282,249      Barrick Gold Corp. ...........................................................      37,666,064
     277,000      Compania de Minas Buenaventura Class C .......................................       2,179,325
     580,000      Driefontein Consolidated Mines, Ltd., ADR ....................................       8,555,000
     558,401      Free State Consolidated Gold Mines, Ltd., ADR.................................       5,863,211
     366,117      Homestake Mining Co. .........................................................       6,910,458
     730,000      Kloof Gold Mining Co., Ltd., ADR..............................................       9,125,000
     255,000      Newmont Gold Co. .............................................................      14,088,750
     341,604      Newmont Mining Corp. .........................................................      19,129,824
     938,820      Placer Dome, Inc. ............................................................      26,404,313
   1,463,663      Santa Fe Pacific Gold Corp. ..................................................      23,967,482
     597,000      aTVX Gold, Inc. ..............................................................       5,648,266
   1,175,000      Vaal Reefs Exploration & Mining Co., Ltd., ADR................................      12,043,750
     182,000      Western Areas Gold Mining Co., Ltd. ..........................................       2,991,986
      58,000      Western Deep Levels, Ltd., ADR................................................       2,776,750
                                                                                                   -------------
                                                                                                     192,025,179
                                                                                                   -------------
                  Medium Life Gold Mines 16.0%
   2,883,000      aAcacia Resources, Ltd. ......................................................       6,355,470
     470,000      aAmax Gold, Inc. .............................................................       4,171,250
     510,000      Battle Mountain Gold Co. .....................................................       5,418,750
   3,600,000      Central Norseman Gold Corp., N.L., ADR........................................       3,673,080
     455,000      aDayton Mining Corp. .........................................................       2,317,965
     497,500      East Rand Gold & Uranium Co., Ltd., ADR.......................................       1,329,022
     540,700      Echo Bay Mines, Ltd. .........................................................       6,961,513
     600,000      aGreenstone Resources, Ltd. ..................................................       2,292,493
     904,900      Hartebeestfontein Gold Mining Co., Ltd., ADR..................................       3,223,163
     570,000      Hemlo Gold Mines, Ltd. .......................................................       6,982,500
     865,050      Newcrest Mining, Ltd. ........................................................       3,904,138
     133,750      aNiugini Mining, Ltd. ........................................................         283,890
     610,000      aNiugini Mining, Ltd., ADR....................................................       1,294,725
   2,000,000      Placer Pacific, Ltd. .........................................................     $ 4,394,033
   1,234,100      Plutonic Resources, Ltd. .....................................................       6,893,232
   1,309,450      Poseidon Gold, Ltd. ..........................................................       3,364,491
     667,000      Sons of Gwalia, Ltd. .........................................................       4,172,693
                                                                                                   -------------
                                                                                                      67,032,408
                                                                                                   -------------
                  Mining Finance Companies 6.1%
     257,500      Anglo American Gold Investment Co., Ltd., ADR.................................       2,735,938
     535,000      DeBeers Consolidated Mines, Ltd., ADR.........................................      18,256,875
   1,607,000      Gold Fields of South Africa, Ltd., ADR........................................       4,428,217
                                                                                                   -------------
                                                                                                      25,421,030
                                                                                                   -------------
                  Platinum 9.3%
     825,000      Impala Platinum Holdings, Ltd., ADR...........................................      17,066,197
     862,218      Rustenburg Platinum Holdings, Ltd., ADR.......................................      17,009,318
     266,700      a,bStillwater Mining Co. .....................................................       4,950,618
                                                                                                   -------------
                                                                                                      39,026,133
                                                                                                   -------------
                  Total Common Stocks (Cost $262,190,422).......................................     372,332,260
                                                                                                   -------------
    Face
   Amount
                  Convertible Bond .5%
$  1,645,000      Bema Gold Corp., cvt. sub. notes, 7.50%, 02/28/00 (Cost $1,818,700)...........       2,368,800
                                                                                                   -------------
                  Total Long Term Investments (Cost $264,009,122)...............................     374,701,060
                                                                                                   -------------
                  c,dReceivable from Repurchase Agreement13.5%
  55,151,668      Joint Repurchase Agreement, 5.89%, 01/31/96 (Maturity Value $56,375,853)
                   (Cost $56,366,631)
                  Bear Stearns & Co., Inc., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Notes, 5.25% - 8.625%, 11/15/96 - 10/15/99
                  Chase Securities, Inc., (Maturity Value $3,763,461)
                   Collateral: U.S. Treasury Notes, 4.75% - 7.25%, 03/31/97 - 09/30/98
                  Daiwa Securities America, Inc., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Notes, 4.375% - 7.50%, 08/15/96 - 08/31/00
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Bills, 11/14/96
                  U.S. Treasury Notes, 4.75% - 8.00%, 12/31/96 - 11/30/99
                  Fuji Securities, Inc., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Notes, 5.625% - 7.50%, 01/31/97 - 11/30/00
                  Lehman Brothers, Inc., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Notes, 6.125% - 8.75%, 02/29/00 - 09/30/00
                  Nikko Securities Co. International, Inc., (Maturity Value $1,223,544)
                   Collateral: U.S. Treasury Bills, 01/09/97
                  U.S. Treasury Notes, 7.25%, 02/15/98
                  SBC Capital Markets, Inc., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Notes, 5.375% - 6.875%, 05/31/98 - 07/31/99
                  UBS Securities, Inc., (Maturity Value $7,341,264)
                   Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 01/31/97 - 01/31/98..........    $ 56,366,631
                                                                                                   -------------
                  Total Investments (Cost $320,375,753)103.0% ..................................     431,067,691
                  Liabilities in Excess of Other Assets(3.0)% ..................................     (12,668,043)
                                                                                                   -------------
                  Net Assets 100.0% ............................................................    $418,399,648
                                                                                                   =============


                  At January 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                   $320,424,503 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                   excess of value over tax cost................................................    $129,382,958
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value.............................................     (18,739,770)
                                                                                                   -------------
                  Net unrealized appreciation...................................................    $110,643,188
                                                                                                   =============





aNon-income producing.
bSee Note 6 regarding Rule 144A securities.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(f) regarding joint repurchase agreement.
eSee Note 1(g) regarding securities purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN GOLD FUND

Financial Statements

Statement of Assets and Liabilities
January 31, 1996 (unaudited)

Assets:
 Investments in securities, at value (identified cost $264,009,122).............................    $374,701,060
 Receivable from repurchase agreement, at value and cost........................................      56,366,631
 Foreign currencies (Cost $5,696,844)...........................................................       5,711,340
 Receivables:
Dividends and interest..........................................................................         673,225
Capital shares sold.............................................................................       3,056,350
                                                                                                   -------------
Total assets....................................................................................     440,508,606
                                                                                                   -------------

Liabilities:
 Payables:
Investment securities purchased:
 Regular delivery...............................................................................       5,062,871
 Delayed delivery (Note 1)......................................................................       8,433,200
Capital shares repurchased......................................................................       8,099,424
Management fees.................................................................................         171,371
Distribution fees...............................................................................         237,274
Shareholder servicing costs.....................................................................          36,850
 Accrued expenses and other liabilities.........................................................          67,968
                                                                                                   -------------
Total liabilities...............................................................................      22,108,958
                                                                                                   -------------
Net assets, at value............................................................................    $418,399,648
                                                                                                   =============
Net assets consist of:
 Undistributed net investment income............................................................       $ 928,418
 Net unrealized appreciation on investments and translation of assets and liabilities
 denominated in foreign currencies..............................................................     110,693,283
 Net realized gain from investments and foreign currency transactions...........................      10,449,567
 Class I capital shares.........................................................................       2,526,784
 Class II capital shares........................................................................          41,706
 Class I additional paid-in capital.............................................................     287,526,934
 Class II additional paid-in capital............................................................       6,232,956
                                                                                                   -------------
Net assets, at value............................................................................    $418,399,648
                                                                                                   =============
 Net asset value per share for Class I* ($411,620,224 / 25,267,843 shares outstanding)..........          $16.29
                                                                                                   =============
 Net asset value per share for Class II* ($6,779,424 / 417,062 shares outstanding)..............          $16.26
                                                                                                   =============




*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Financial Statements (cont.)

Statement of Operations
for the six months ended January 31, 1996 (unaudited)
Investment income:
 Dividends, net of foreign taxes withheld of $429,196...............................   $3,143,143
 Interest...........................................................................      934,260
                                                                                    -------------
Total income........................................................................                 $ 4,077,403
Expenses:
 Management fees (Note 5)...........................................................      957,681
 Distribution fees - Class I (Note 5)...............................................      395,995
 Distribution fees - Class II (Note 5)..............................................       20,065
 Shareholder servicing costs (Note 5)...............................................      226,013
 Reports to shareholders............................................................      161,222
 Custodian fees.....................................................................       49,041
 Registration fees..................................................................       33,558
 Professional fees..................................................................       19,438
 Directors' fees and expenses.......................................................        9,767
 Other..............................................................................        8,031
                                                                                    -------------
Total expenses......................................................................                   1,880,811
                                                                                                   -------------
Net investment income...............................................................                   2,196,592
                                                                                                   -------------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) from:
Investments.........................................................................                  31,236,610
Foreign currency transactions.......................................................                     (16,246)
 Net unrealized appreciation (depreciation) on:
Investments.........................................................................                  13,760,451
Translation of assets and liabilities denominated in foreign currencies.............                        (832)
                                                                                                   -------------
Net realized and unrealized gain from investments and foreign currencies............                  44,979,983
                                                                                                   -------------
Net increase in net assets resulting from operations................................                 $47,176,575
                                                                                                   =============


The accompanying notes are an integral part of these financial statements.

FRANKLIN GOLD FUND

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended January 31, 1996 (unaudited) and the year ended July 31, 1995

                                                                                 Six Months Ended    Year Ended
                                                                                 January 31, 1996   July 31, 1995
                                                                                   ------------      ----------
Increase in net assets:
 Operations:
Net investment income..........................................................     $ 2,196,592      $ 4,832,721
Net realized gain from investments and foreign currency transactions...........      31,220,364        4,060,690
Net unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies.................................      13,759,619        5,133,304
                                                                                   ------------      ----------
Net increase in net assets resulting from operations..........................       47,176,575       14,026,715
Distributions to shareholders:
 From undistributed net investment income:
Class I........................................................................      (1,258,951)      (5,476,921)
Class II.......................................................................            (813)          (1,399)
 From net realized capital gains:
Class I........................................................................     (12,727,188)              --
Class II.......................................................................        (144,240)              --
 In excess of net investment income:
Class I (Note 1)...............................................................              --       (1,507,200)
Class II (Note 1)..............................................................              --          (12,289)
Decrease in net assets from capital share transactions (Note 3)................      (9,715,927)     (30,656,926)
                                                                                   ------------      ----------
Net increase (decrease) in net assets..........................................      23,329,456      (23,628,020)
Net assets:
 Beginning of period...........................................................     395,070,192      418,698,212
                                                                                   ------------      ----------
 End of period (including undistributed net investment income of $928,418 at 1/31/96 and accumulated distributions in excess of net investment
 income of $(1,511,778) at 7/31/95)............................................    $418,399,648     $395,070,192
                                                                                   ============      ==========



The accompanying notes are an integral part of these financial statements.



FRANKLIN GOLD FUND

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold Fund (the Fund), is an open-end diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II. Each class of shares may be subject to a contingent deferred sales charge, and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the investment manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign Exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The fair value of securities restricted as to resale are determined following procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expense and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net investment income and realized gains and losses differ for financial statement and tax purposes primarily due to tax basis mark to market of unrealized gains with respect to passive foreign investment company (PFIC) shares.

e. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

f. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest.

A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At January 31, 1996, all outstanding repurchase agreements held by the Fund had been entered into on that date.

g. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding them, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.


2. CAPITAL LOSS CARRYOVERS

At July 31, 1995, for income tax purposes, the Fund had capital loss carryovers as follows:

Expiring in: 2000.......................   $3,810,508
             2001.......................    2,947,368
                                          -----------
                                           $6,757,876
                                          ===========

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial statement purposes at January 31, 1996 by $48,750.


3. CAPITAL STOCK

At January 31, 1996, there were 100,000,000 shares of $.10 par value capital stock authorized of which 45,000,000 have been allocated to Class I and Class II shares, respectively, and 10,000,000 were reserved for future allocation. Transactions in the Fund's Class I and Class II shares for the periods ended January 31, 1996 and July 31, 1995 were as follows:



                                                              Six Months Ended                Year Ended
                                                              January 31, 1996               July 31, 1995
                                                            ---------------------        ---------------------
Class I Shares                                             Shares        Amount         Shares        Amount
                                                          ---------    -----------     ---------    -----------
Shares sold............................................  11,828,838    $176,676,261   24,815,801    $369,015,923
Shares issued in reinvestment of distributions.........     837,982      11,547,416      376,809       5,462,548
Shares redeemed........................................ (13,409,184)   (201,167,788) (27,317,870)   (408,181,875)
                                                          ---------    -----------     ---------    -----------
Net decrease...........................................    (742,364)  $ (12,944,111)  (2,125,260)  $ (33,703,404)
                                                          =========    ===========     =========    ===========

                                                              Six Months Ended                Year Ended
                                                              January 31, 1996              July 31, 1995*
                                                            ---------------------        ---------------------
Class II Shares                                            Shares        Amount         Shares        Amount
                                                          ---------    -----------     ---------    -----------
Shares sold............................................     245,244      $3,736,605      205,591      $3,036,529
Shares issued in reinvestment of distributions.........       9,389         129,384          813          11,885
Shares redeemed........................................     (43,842)       (637,805)        (133)         (1,936)
                                                          ---------    -----------     ---------    -----------
Net increase...........................................     210,791      $3,228,184      206,271      $3,046,478
                                                          =========    ===========     =========    ===========


*For the period May 1, 1995 (effective date) to July 31, 1995

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period ended January 31, 1996 aggregated $46,673,422 and $93,551,701, respectively.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the net assets of the Fund on the last day of the month as follows:

Annualized Fee RateMonth-End Net Assets
-------------      ----------------------------------
      .625%        First $100 million
      .500%        over $100 million, up to and including $250 million
      .450%        over $250 million

The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the period ended January 31, 1996, the Fund's expenses did not exceed these limitations.

b. Distribution Plans and Underwriting Agreement

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund will reimburse Franklin/Templeton Distributors, Inc., (Distributors), in an amount up to a maximum of .25% per annum for Class I and 1.00% per annum for Class II, of the average daily net assets of each class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Fund under the Plans aggregated $416,060 for the period ended January 31, 1996.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class II shares. Commissions received by Distributors and the amounts paid to other dealers for the period ended January 31, 1996, were as follows:

                                                        Class I   Class II
                                                        -------    ------
Total commissions received..........................   $733,861    $34,769
                                                        =======    ======
Paid to other dealers...............................   $689,126    $62,207
                                                        =======    ======

Distributors also received contingent deferred sales charges relating to transactions in the Fund in the amount of $772 and $2,279 for Class I and Class II, respectively.

c. Shareholder Services Agreement

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the period ended January 31, 1996, aggregated $226,013, all of which was paid to Investor Services.

d. Other Affiliated Parties and Transactions

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 1. At January 31, 1996, the Fund held 144A securities with a value aggregating $19,625,618, representing 4.7% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information of such securities.


7. LOANS OF PORTFOLIO SECURITIES

During the period ended January 31, 1996, the Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities The cash collateral received is invested by the Fund in short-term instruments and any interest income in excess of a predetermined rebate to the brokers is kept by the Fund as interest income. Interest income from this source amounted to $14,012 for the period ended January 31, 1996, and as of that date, there were no loaned securities in the Fund.


8. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout the period are as follows:


                                            Six Months
                                              Ended
                                            January 31,
                                              1996
                                                                           Period Ended July 31,
                                                                ------------------------------------------
Class I Shares:                                             1995        1994       1993        1992       1991
--------------------------------                           -------     -------    -------     -------    -------
Per Share Operating Performance
Net asset value at beginning of period.....    $15.07      $14.88     $15.63      $11.50     $12.71     $13.74
Net investment income......................      0.09        0.18       0.19        0.21       0.35       0.35
Net realized and unrealized gain (loss)
 on securities.............................      1.696       0.275     (0.746)      4.147     (1.191)    (0.956)
                                                -------    -------     -------    -------     -------    -------
Total from investment operations...........      1.786       0.455     (0.556)      4.357     (0.841)    (0.606)
                                                -------    -------     -------    -------     -------    -------
Less distributions:
 From net investment income................     (0.051)     (0.203)    (0.194)     (0.227)    (0.369)    (0.334)
 From capital gains........................     (0.515)      --         --          --          --       (0.090)
 In excess of net investment income........      --          (.062)     --          --          --         --
                                                -------    -------     -------    -------     -------    -------
Total distributions........................     (0.566)     (0.265)    (0.194)     (0.227)    (0.369)    (0.424)
                                                -------    -------     -------    -------     -------    -------
Net asset value at end of period...........    $16.29      $15.07     $14.88      $15.63     $11.50     $12.71
                                                =======    =======     =======    =======     =======    =======
Total Return*..............................     12.53%       3.14%     (3.52)%     38.56%     (6.87)%    (4.01)%
Ratios/Supplemental Data
Net assets at end of period (in 000's).....   $411,620    $391,966   $418,698    $394,704   $257,888    $277,397
Ratio of expenses to average net assets....      0.98%++     0.95%      0.81%       0.62%      0.31%      0.75%
Ratio of expenses to average net assets
 (excluding waiver and payments
 by Manager)...............................      --          --         --          0.75%      0.77%       --
Ratio of net investment income to
 average net assets........................      1.16%++     1.20%      1.30%       1.89%      2.99%      2.78%
Portfolio turnover rate....................     13.51%       6.36%      1.46%       1.62%      0.26%      0.53%
Average Commission Rate***.................       .0307      --         --          --          --         --

8. FINANCIAL HIGHLIGHTS (cont.)

                                                                                          Six Months    Period
                                                                                             Ended       Ended
                                                                                         January 31,   July 31,
Class II Shares                                                                              1996       1995+**
----------------------------------------------------------------------------               ---------   ---------
Per Share Operating Performance
Net asset value at beginning of period.................................................    $15.05      $15.02
                                                                                           ---------   ---------
Net investment income..................................................................      0.08        0.12
Net realized and unrealized gain on securities.........................................      1.648       0.092
                                                                                           ---------   ---------
Total from investment operations.......................................................      1.728       0.212
                                                                                           ---------   ---------
Less distributions:
 From net investment income............................................................     (0.003)     (0.120)
 From capital gains....................................................................     (0.515)     (0.062)
                                                                                           ---------   ---------
Total distributions....................................................................     (0.518)     (0.182)
                                                                                           ---------   ---------
Net asset value at end of period.......................................................    $16.26+++   $15.05
                                                                                           =========   =========
Total Return*..........................................................................     12.03%       1.45%
Ratios/Supplemental Data
Net assets at end of period (in 000's).................................................     $6,779      $3,104
Ratio of expenses to average net assets................................................      2.14%++     1.73%++
Ratio of net investment income to average net assets...................................      1.06%++     0.33%++
Portfolio turnover rate................................................................     13.51%       6.36%
Average Commission Rate***.............................................................       .0307        --



*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge. Prior to May 1, 1994, the total return for Class I shares also assumes reinvestment of dividends at offering price and capital gains, if any, at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, as discussed in Note 5, the existing sales charge on reinvested dividends has been eliminated.

**Per share amounts have been calculated using the daily average shares outstanding during the period.

***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

+For the period May 1, 1995 (effective date) to July 31, 1995.

++Annualized

+++The Net Asset Value differs from the Net Asset Value used to process shareholder activity as of the reporting date, which does not include market adjustment for portfolio trades made on that date. These adjustments are generally accounted for on the day following the trade date.



Franklin Gold Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's geographic distribution on January 31, 1996 as a percentage of the fund's total net assets.

Franklin Gold Fund
Geographic Distribution on 1/31/96
Based on Total Net Assets
Canada                                          24.4%
South Africa                                    25.2%
United States                                   21.9%
Australia                                       11.0%
Other                                            7.1%
Cash & Short-Term Securities                    10.4%